                                                                  Exhibit 10.6

                            THIRD AMENDMENT TO LEASE

         THIS THIRD AMENDMENT TO LEASE ("Amendment") is made as of the 12th day of June, 1996 by and between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a Massachusetts educational corporation with an address of 238 Main Street, Cambridge, Massachusetts 02142 ("Lessor"), and MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation with an address of 640 Memorial Drive, Cambridge, Massachusetts 02139 ("Lessee").

         Reference is made to a lease dated August 26, 1993 by and between Lessor and Lessee, as amended by a First Amendment to Lease dated as of May 18, 1994, and as further amended by a Second Amendment to Lease dated as of January 9, 1996 (collectively, the "Lease"), concerning certain premises located at 640 Memorial Drive, Cambridge, Massachusetts, as more particularly described in the Lease. A Notice of Lease was filed with the Middlesex Southern Registry District of the Land Court on March 2, 1994 as Document No. 939638, and noted on Certificate of Title No. 89497, and a Notice of Amendment of lease was filed with said Registry District on June 3, 1994 and noted on said Certificate of Title as Document No. 949035. Capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined herein shall have the same meaning in this Amendment as in the Lease.

         Lessee desires to expand the Premises into a portion of the third floor of the Building containing approximately 20,423 square feet of rentable area and shown on EXHIBIT I attached hereto and incorporated herein by reference (the "Expansion Premises"), which is currently leased to, and occupied by, Endogen, Incorporated ("Endogen") pursuant to a written lease between Lessor and Endogen (as so amended, the "Endogen Lease"). Lessor is willing to agree to such expansion of the Premises on the terms hereinafter set forth.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

         1. PREMISES.

         (a) Endogen has informed Lessor that it intends to vacate the Expansion Premises on a phased basis, commencing on or about June 14, 1996 and ending not later than August 14, 1996. On or about June 14, 1996, Lessee shall construct, at Lessee's sole cost and expense, temporary demising partitions within the Expansion Premises dividing it into two areas, one of which shall consist of approximately 10,000 square feet of rentable area (the "First Expansion Area"), and the other of which shall comprise the balance of the Expansion Premises (the "Second Expansion Area").

         (b) Promptly upon the acceptance by Lessor of the surrender by Endogen of the First Expansion Area to Lessor in accordance with the terms of the Endogen Lease, Lessor shall give written notice to Lessee of the availability of the First Expansion Area. From and after the date of such notice to Lessee (the "First Expansion Area Commencement Date") , the First Expansion Area shall be deemed to part of the Premises for all purposes of the Lease, and as of the First Expansion Area Commencement Date Lessee's Share shall be adjusted to include the area of the First Expansion Area in the Premises.

         (c) Promptly upon the acceptance by Lessor of the surrender by Endogen of the Second Expansion Area to Lessor accordance with the terms of the Endogen Lease, Lessor shall give written notice to Lessee of the availability of the Second Expansion Area. From and after the date of such notice to Lessee (the "Second Expansion Area Commencement Date"), the Second Expansion Area shall be deemed to part of the Premises for all purposes of the Lease, and as of the Second Expansion Area Commencement Date Lessee's Share shall be adjusted to include the area of the Second Expansion Area in the Premises.

         2. TERM.

         (a) The Term of the Lease with respect to the First Expansion Area shall commence on the First Expansion Area Commencement Date and shall expire on the last day of the Term as provided in the Lease, unless the Term is sooner terminated as provided in the Lease.

         (b) The Term of the Lease with respect to the Second Expansion Area shall commence on the Second Expansion Area Commencement Date and shall expire on the last day of the Term as provided in the Lease, unless the Term is sooner terminated as provided in the Lease.

         (c) If Lessee exercises an Extension option in accordance with the provisions of the Lease, the Term shall be extended with respect to the Expansion Premises on the same terms and conditions as are provided in the Lease with respect to the Premises EXCEPT that the Basic Rent due and payable on account of the Expansion Premises for each Lease Year in an Extension Term shall be ninety-five (95%) percent of the Fair Market Rent of the Expansion Premises as of the first day of the applicable Extension Term. Notwithstanding the foregoing, Lessee shall not be entitled to exercise an Extension Option with respect to the Expansion Premises unless Lessee itself is actually occupying the entire Expansion Premises as of both the date on which Lessee purports to exercise an Extension option and the first day of the corresponding Extension Term. In no event shall Lessee be entitled to exercise an Extension Option with respect to the Expansion Premises unless Lessee simultaneously exercises, in accordance with the provisions of the Lease, an Extension option with respect the portion of the Premises located on the fifth floor of the Building.

         3. RENT.

         (a) From and after the First Expansion Area Commencement Date (regardless of the date on which Lessee actually takes occupancy of all or any portion of the First Expansion Area), Lessee shall pay on account of the First Expansion Area Basic Rent at the rate of $23.50 per square foot of rentable area thereof per Lease Year for each Lease Year in the Initial Term. Basic Rent shall be due and payable at the time and in the manner provided in the Lease. Basic Rent for the First Expansion Area for each Lease Year in an Extension Term shall be an amount equal to ninety-five (95%) percent of the Fair Market Rent of the First Expansion Area as of the first day of the applicable Extension Term. In addition to Basic Rent, from and after the First Expansion Area Commencement Date, Lessee shall pay all Additional Rent attributable to or related to the First Expansion Area, including without limitation, Taxes and Operating Expenses.

         (b) From and after the Second Expansion Area Commencement Date (regardless of the date on which Lessee actually takes occupancy of all or any portion of the Second Expansion Area), Lessee shall pay on account of the Second Expansion Area Basic Rent at the rate of $23.50 per square foot of rentable area thereof per Lease Year for each Lease Year in the Initial Term. Basic Rent shall be due and payable at the time and in the manner provided in the Lease. Basic Rent for the Second Expansion Area for each Lease Year in an Extension Term shall be an amount equal to ninety-five (95%) percent of the Fair Market Rent of the Second Expansion Area as of the first day of the applicable Extension Term. In addition to Basic Rent, from and after the Second Expansion Area Commencement Date, Lessee shall pay all Additional Rent attributable to or related to the Second Expansion Area, including without limitation, Taxes and Operating Expenses.

         4. ELECTRIC SERVICE. During the time between the First Expansion Area Commencement Date and the Second Expansion Area Commencement Date, Lessee shall reimburse Endogen (on a pro-rated basis) for the electricity consumed by Lessee in the First Expansion Area based on the meter readings for the entire Expansion Premises. From and after the Second Expansion Area Commencement Date the provisions of Section 6.0 of the Lease shall apply with respect to the entire Expansion Premises.

         5. PARKING. From and after the First Expansion Area Commencement Date, Lessee shall have the right to lease up to an additional sixteen (16) On-Site Parking spaces, subject to the provisions of Section 9.0 of the Lease, by giving written notice to Lessor within thirty (30) days after the First Expansion Area Commencement Date. From and after second Expansion Area Commencement Date, Lessee shall have the right to lease up to an additional fifteen (15) On-Site Parking Spaces, subject to the provisions of
Section 9.0 of the Lease, by giving written notice to Lessor within thirty (30) days after the Second Expansion Area Commencement Date. Lessee shall pay for each On-Site Parking Space so leased, as Additional Rent, in advance on the first calendar day of each month, (i) $75.00 per month for the remainder of the Initial Term, and (ii) during each Extension Term, an amount equal to the Fair Market Rent of such space, as determined in the manner provided in the Lease.

         6. TRANSPORTATION OF ANIMALS AND RELATED MATERIALS. The provisions of the Lease relating to the transportation by or on behalf of Lessee between the Additional Basement Space and the Premises of animals, animal waste, food or supplies relating to the animals maintained from time to time in the Additional Basement Space shall apply equally to the transportation of such animals and materials between the Additional Basement Space and the Expansion Premises.

         7. NO LIABILITY. Lessor shall not be liable in any manner whatsoever for any failure or delay on the part of Endogen in vacating all or any portion of the Expansion Premises and redelivering the same to Lessor in accordance with the terms of the Endogen Lease, nor shall any such failure or delay give rise to any right of setoff, claim for damages, or any other claim of any kind whatsoever by Lessee against Lessor.

         8. CONSTRUCTION. Lessor shall have no obligation to perform any demolition or construction in the Expansion Premises in preparation of Lessee's use and occupancy thereof, nor shall Lessor be required to make any payments to or on account of Lessee in connection with such demolition or construction. All such demolition and construction shall be performed by Lessee, at its sole cost and expense, in accordance with the provisions of the Lease applicable to Alterations.

         9. NOTICE OF AMENDMENT TO LEASE. Either party shall, at the request of the other, execute and acknowledge a Notice of Amendment to Lease in mutually satisfactory form.

         10. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not be effective unless and until all of the following occur:

         (a) Lessor unconditionally delivers to Lessee an executed counterpart of this Amendment;

         (b) Lessor receives a written waiver from Lifeline Systems, Inc. of its right of offer with respect to the proposed lease of the Expansion Premises to Lessee as herein contemplated;

         (c) Lessor receives a written waiver from Pathology Services, Inc. of its right of offer with respect to the proposed lease of the Expansion Premises to Lessee as herein contemplated;

         (d) Lessor unconditionally delivers to Endogen a written agreement executed by Lessor terminating the Endogen Lease.

Lessee acknowledges that Lessor's willingness to enter into this Amendment is based, in part, on Lessor's expectation that third parties over whom Lessor has no control will take the actions described above in this Paragraph. Lessor makes no representation or warranty concerning whether or not such third parties will take such actions so that the foregoing conditions to the effectiveness of this Amendment are satisfied in full.

         11. AUTHORITY. Contemporaneously with its execution of this Amendment, Lessee shall furnish to Lessor a certified copy of the resolution of the Board of Directors of Lessee authorizing Lessee to enter into this Amendment and to execute and acknowledge the aforementioned Notice of Amendment to Lease.

         12. GENERAL. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, and no oral statement or prior written matter shall have any force or effect. This Agreement shall not be modified or canceled except by writing subscribed to by all parties. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The captions of the several paragraphs in this Amendment are for convenience only and shall not be considered in construing this Amendment.

         In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and unamended.


         EXECUTED UNDER SEAL as of the date set forth above.

         LESSOR:                              MASSACHUSETTS INSTITUTE OF
                                              TECHNOLOGY

                                              By  /s/ Philip A. Trussell
                                                  ----------------------
                                                  Philip A. Trussell,
                                                  Director of Real Estate and
                                                  Associate Treasurer
                                                  Hereunto duly authorized

         LESSEE:                              MILLENNIUM PHARMACEUTICALS, INC.

                                              By:  /s/ Peter Courossi
                                                   ------------------
                                                   Name: Peter Courossi
                                                   Title:  Director of Finance
                                                   Hereunto duly authorized

                                    EXHIBIT I

                    FLOOR PLAN OF THIRD FLOOR OF THE BUILDING
                           SHOWING EXPANSION PREMISES

                                (To be provided)

                            FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE is made as of the ___ day of ____________, 199__ by and between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a Massachusetts educational corporation with an address of 238 Main Street, Suite 200, Cambridge, Massachusetts 02142, ("Lessor") and Millennium Pharmaceuticals, Inc., with an address of 640 Memorial Drive, Cambridge, Massachusetts 02139, ("Lessee").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

         1. PREMISES. The definition of the Premises is hereby amended to include, in addition to the Premises as described in the Lease, that portion of the basement floor of the Building shown as the hatched area on Exhibit I attached hereto, containing 2,068 square feet ("Additional Basement Space"). It is the mutual intention of Lessor and Lessee that the Additional Basement Space shall be deemed part of the Premises for all purposes of the Lease except otherwise expressly provided in this Amendment. Notwithstanding the foregoing, (I) the area of the Additional Basement Space shall not be included (a) in the rentable area of the Premises for below, or (b) in determining the number of parking spaces to which Lessee is entitled under Section 9.0 below; and (II) the Basement Space shall not be included in the Premises for the purposes of Section 13.0 below; and (III) the Basement Space shall not be included in the Premises for the purposes of the "Work Letter" or "Supplemental Work Letter" attached hereto as Exhibit C, and (IV) the agreement to lease the "Additional Basement Space" may be cancelled by either party upon thirty
                  (30) days written notice.

         2. TERM. Notwithstanding anything to the contrary contained in the Lease, the Term of the Lease with respect to the Additional Basement Space shall commence on November 1, 1996 and expire on the last day of the Term as provided in: the Lease, unless the term is sooner terminated as provided in the Lease.

         3. RENT. Lessee shall pay on account of the Additional Basement Space, Basement Rent in the amount of $8.00 per square foot per lease year, such amount to be paid in advance in equal monthly installments in the same manner and at the same times as Basic Rent.

         4. PERMITTED USE. The Basement Space shall be used solely as a storage facility and for no other use. No storage of animal related products shall be allowed. Lessee hereby agrees to comply with all the Legal Requirements applicable to Lessee's use of the Basement Space and not to permit the emission of any noise or odors from the Basement Space.

         5. NO BROKERS. Lessor and Lessee each represents to the other that it has dealt with no brokers in connection with this Amendment, and each agrees to indemnify and hold the other party harmless from and against any claims for commissions or fees by any person by reason of any act of the indemnifying party or its representatives.

         6. NO SERVICES. Notwithstanding anything to the contrary contained in the Lease, Lessor is not providing any services to the Basement Space except lighting.

         7. CONDITION OF ADDITIONAL SPACE. Lessee accepts the Additional Basement Space in its current "as is" condition.

         8. NOTICE OF AMENDMENT TO LEASE. Either party shall, at the request of the other, execute and acknowledge a Notice of Amendment to Lease in mutually satisfactory form.

In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and unamended.

EXECUTED UNDER SEAL as of the date set forth above.

Date:______________________               MASSACHUSETTS INSTITUTE OF TECHNOLOGY
                                          LESSOR:

                                          By:-------------------------
                                               Philip A. Trussell
                                               Director of Real Estate
                                               Hereunto duly authorized

Date:______________________               MILLENNIUM PHARMACEUTICALS, INC.
                                          LESSEE:

                                          By:-------------------------
                                               Mark Levin
                                               Chief Executive Officer
                                               Hereunto duly authorized

                            FIFTH AMENDMENT TO LEASE

         THIS FIFTH AMENDMENT TO LEASE is made as of the 19th day of June, 1997 by and between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a Massachusetts educational corporation with an address of 238 Main Street, Cambridge, Massachusetts 02142 ("Lessor"), and MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation with an address of 640 Memorial Drive, Cambridge, Massachusetts 02139 ("Lessee").

         Reference is made to a lease dated August 26, 1993 by and between Lessor and Lessee, as.amended by a First Amendment to Lease dated as of May 18, 1994, and by a Second Amendment to Lease dated as of January 9, 1996, and by a Third Amendment to Lease dated as of June 12, 1996, and by a Fourth Amendment to Lease dated as of March 1, 1997 (collectively, the "Lease"), concerning certain Premises located at 640 Memorial Drive, Cambridge, Massachusetts, as more particularly described in the Lease. Capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined herein shall have the same meaning in this Amendment as in the Lease.

         Lessor has constructed a conference center for the use of tenants of the Building in the area on the first floor of the Building previously identified as the site of a possible expansion of the Building cafeteria. Since such conference center will be available for use by tenants of the Building as a Building amenity, and therefore should become part of the Common Areas, the area of such conference center should be included in the rentable area of the Building and allocated among the rentable area of each tenant's premises in the Building. Accordingly, Lessor and Lessee desire to amend the Lease to reflect the re-calculated rentable area of the Premises.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

         1. PREMISES. Effective as of March 1, 1997, the rentable area of the Premises shall be 69,758 rentable square feet, consisting of 48,830'rentable square feet on the fourth and fifth floors of the Building and 20,928 rentable square feet on the third floor of the Building.

         2. LESSEE'S SHARE. Effective as of March 1, 1997, "Lessee's Share" (as defined in Section 5.1 of the Lease) shall be 38.5%.

         3. CONFERENCE CENTER. Effective as of March 1, 1997, the area shown cross-hatched on the plan attached hereto as EXHIBIT I (the "Conference Center") shall be deemed to part of the Common Areas for all purposes of this Lease. Use of the Conference Center by Tenant and by other tenants of the Building shall be governed by rules and regulations therefor adopted from time to time by Landlord.

         4. CAFETERIA EXPANSION. Effective as of March 1, 1997, all references in the Lease to the possible expansion of the cafeteria in the Building (including, without limitation, Section 1.4 of the Lease) are hereby deleted.

         In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and unamended.

         EXECUTED UNDER SEAL as of the date set forth above.

         LESSOR:                              MASSACHUSETTS INSTITUTE OF
                                              TECHNOLOGY

                                              By:/s/ Philip A. Trussell
                                                 ----------------------
                                                 Philip A. Trussell,
                                                 Director of Real Estate and
                                                 Associate Treasurer
                                                 Hereunto duly authorized

         LESSEE:                               MILLENNIUM PHARMACEUTICALS, INC.

                                               By:/s/ Mark Levin
                                                  --------------
                                                  Name: Mark Levin
                                                  Title:  CEO
                                                  Hereunto duly authorized

                                                                    EXHIBIT I
[graphic]

                           SEVENTH AMENDMENT TO LEASE

         THIS SEVENTH AMENDMENT TO LEASE ("Amendment") is made as of the Fifth day of February, 1999 by and between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a Massachusetts educational corporation with an address of 238 Main Street, Cambridge, Massachusetts 02142 ("Lessor"), and MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation with an address of 640 Memorial Drive, Cambridge, Massachusetts 02139 ("Lessee").

         Reference is made to a lease dated August 26, 1993 by and between Lessor and Lessee, as amended by amendments dated as of May 18, 1994, January 9, 1996, June 12, 1996, March 1, 1997, June 19, 1997, and of even date herewith (collectively, the "Lease"), concerning certain premises located at 640 Memorial Drive, Cambridge, Massachusetts, as more particularly described in the Lease. A Notice of Lease was filed with the Middlesex Southern Registry District of the Land Court on March 2, 1994 as Document No. 939638, and noted on Certificate of Title No. 89497, as amended. Capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined herein shall have the same meaning in this Amendment as in the Lease.

         Lessee desires to lease approximately 7,866 square feet of rentable area on the west side of the third floor of the Building as shown on the plan attached hereto as EXHIBIT I (the "Third Floor Expansion Premises"). Lessor is willing so to lease to Lessee the Third Floor Expansion Premises on the terms and conditions set forth in this Amendment.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

         1. PREMISES. (a) Effective February 15, 1999 (the "Effective Date"):
(i) the definition of the term "Premises" shall be amended to include, in addition to the Premises as described in the Lease, the Third Floor Expansion Premises, (ii) the Third Floor Expansion Premises shall be deemed to be part of the Premises for all purposes of the Lease, and (iii) Lessee's Share shall be adjusted to include the Third Floor Expansion Premises in the Premises.

         (b) The Third Floor Expansion Premises will be delivered broom clean, but otherwise in the condition in which the same are redelivered to Lessor by the previous tenant thereof, and Lessee hereby agrees to accept said Premises in their "as is" condition on the Effective Date. Lessor shall have no obligation to perform any demolition or construction in the Expansion Premises in preparation for Lessee's use and occupancy thereof, nor shall Lessor be required to make any payments to or on account of Lessee in connection with such demolition or construction. All such demolition and construction shall be performed by Lessee, at its sole cost and expense, in accordance with the provisions of the Lease applicable to Alterations.

         2. TERM. (a) The Term of the Lease with respect to the Third Floor Expansion Premises shall commence on the Effective Date, and shall expire on the last days, of the Term as provided in the Lease, unless the Term is sooner terminated as provided in the Lease.

         (b) If Lessee exercises an Extension Option in accordance with the provisions of the Lease, the Term shall be extended with respect to the Third Floor Expansion Premises on the same terms and conditions as are provided in the Lease with respect to the Premises EXCEPT that the Basic Rent due and payable on account of the Third Floor Expansion Premises for each Lease Year in an Extension Term shall be as set forth in Section 3 below. Notwithstanding the foregoing, Lessee shall not be entitled to exercise an Extension Option with respect to the Third Floor Expansion Premises unless Lessee (or a perm sublessee assign the type described in Section 8(j) of the Lease) is actually occupying the entire Third Floor Expansion Premises as of both the date on which Lessee purports to exercise an Extension Option and the first day of the corresponding Extension Term. In no event shall Lessee be entitled to exercise an Extension Option with respect to the Third Floor Expansion Premises unless Lessee simultaneously exercises, in accordance with the provisions of the Lease, an Extension Option with respect to the portion of the Premises located on the fifth floor of the Building.

         3. RENT. (a) From and after the Effective Date, Lessee shall pay on account of the Third Floor Expansion Premises Basic Rent at the rate of $24.00 per square foot of rentable area thereof per Lease Year for each Lease Year in the Initial Term.

         (b) Lessee shall pay as Basic Rent on account of the Third Floor Expansion Premises for each Lease Year in an Extension Term (if Lessee exercises an Extension Option in accordance with the requirements of the Lease), an amount equal to one hundred percent (100%) of the Fair Market Rent thereof, but in no event will Basic Rent be less than the amount payable on account of the Third Floor Expansion Premises during the immediately preceding Lease Year.

         (c) Basic Rent on account of the Third Floor Expansion Premises shall be paid in equal monthly installments in the manner and at the times provided in the Lease for the payment of Basic Rent. In addition to the Basic Rent, from and after the Effective Date, Lessee shall pay all Additional Rent attributable to or related to the Third Floor Expansion Premises, including, without limitation, Taxes and Operating Expenses.

         4. ELECTRIC SERVICE. From and after the Effective Date, the provisions of Section 6.0 of the Lease shall apply with respect to the Third Floor Expansion Premises.

         5. PARKING. Effective as of the Effective Date, Lessor shall lease to Lessee, and Lessee shall lease from Lessor, an additional twelve (12) On-Site Parking Spaces, subject to the provisions of Section 9.0 of the Lease, except that Lessee shall pay for each On-Site Parking Space so leased, as Additional Rent, in advance on the first calendar day of each month, $100.00 per month for the remainder of the Term.

         6. PERMITTED USES. The Third Floor Expansion Premises shall be used only for the Permitted Uses applicable to the portions of the Premises other than the Basement Space as set forth in the Lease.

         7. SECURITY DEPOSIT. Not later than the Effective Date, Lessee shall deliver to Lessor the sum of $15,732.00 as an additional security deposit, which shall be deemed to be part of the Security Deposit and which shall be held and disbursed subject to the provisions of Section 24.0 of the Lease.

         8. BROKERS. Lessor and Lessee each represents to the other that it has agrees dealt with no broker in connection with this Amendment. Each of the parties hereby agrees to indemnify and hold the other party harmless from and against any claims for commissions or fees by any person or firm alleged to have been retained by the indemnifying party.

         9. NOTICE OF AMENDMENT TO LEASE. Either party shall, at the request of the other, execute and acknowledge a Notice of Amendment to Lease in mutually satisfactory form.

         10. CONDITIONS OF EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not be effective unless and until all of the following occur:

         (a) Lessor unconditionally delivers to Lessee an executed counterpart of this Amendment; and

         (b) Lessor receives a written waiver from Pathology Services, Inc. of its right of offer with respect to the proposed lease of the Third Floor Expansion Premises to Lessee as herein contemplated.

         Lessee acknowledes that Lessor's willingness to enter into this Amendment is based, in part on Lessor's expectation that third parties over whom Lessor has no control will take the actions described above in this Paragraph. Lessor makes no representation or warranty concerning whether or not such third parties will take such actions so that the foregoing conditions to the effectiveness of this Amendment are satisfied in full.

         11. AUTHORITY. Contemporaneously with its execution of this Amendment, Lessee shall furnish to Lessor a certified copy of the resolution of the Board of Directors of Lessee authorizing Lessee to enter into this Amendment and to execute and acknowledge the aforementioned Notice of Amendment to Lease.

         12. GENERAL. This Amendment constitutes the entire aareement of the parties with respect to its subject matter, and no oral statement or prior written matter shall have any force or effect. This Amendment shall not be modified or canceled except by writing subscribed to by all parties. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The captions of the several paragraphs in this Amendment are for convenience only and shall not be considered in construing this Amendment.

         In all other respects, the terms and provisions of the Lease are herebyfatified and confirmed and remain in full force and effect and unamended.

         EXECUTED UNDER SEAL as of the date set forth above.

         LESSOR:                                MASSACHUSETTS INSTITUTE OF
                                                TECHNOLOGY

                                                By: /s/ Philip A. Trussell
                                                    ----------------------
                                                    Name:
                                                    Title:

         LESSEE:                                MILLENNIUM PHARMACEUTICALS, INC.

                                                By:  /s/ Janet Bush
                                                     --------------
                                                         Name: Janet Bush
                                                         Title:  VP Finance

                                    EXHIBIT I
[graphic]

Date: February 3, 2000

                                                                      Re:MEM640

                            EIGHTH AMENDMENT TO LEASE

         THIS EIGHTH AMENDMENT TO LEASE ("Amendment") is made as of the 7th day of February, 2000 by and between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a Massachusetts educational corporation with an address of 238 Main Street, Suite 200, Cambridge, Massachusetts 02142, ("Lessor") and MILLENNIUM PHARMACEUTICALS, INC., A Delaware corporation with an address of 640 Memorial Drive, Cambridge, Massachusetts 02139, ("Lessee").

         Reference is made to a lease dated August 26, 1993 by and between Lessor and Lessee, as amended by amendments dated as of May 18, 1994, January 9, 1996, June 12, 1996, March 1, 1997, June 19, 1997, January 29, 1999, February 5,
1999, (collectively, the "Lease"), concerning certain premises located at 640 Memorial Drive, Cambridge, Massachusetts, as more particularly described in the Lease. A notice of Lease was filed with the Middlesex Southern Registry District of the Land Court on March 2, 1994 as Document No. 939638, and noted on Certificate of Title No. 89497, as amended. Capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined herein shall have the same meaning in this Amendment as in the Lease.

         Lessee desires to lease approximately 6,921 square feet of rentable area on the west side of the third floor of the Building as shown on the plan attached hereto as EXHIBIT A (the "Additional Third Floor Expansion Premises"). Lessor is willing to lease to Lessee the Additional Third Floor Expansion Premises on the terms and conditions set forth in this Amendment.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

         1. PREMISES. (a) Effective February 7, 2000 (the "Effective Date"): (i) the definition of the term "Premises" shall be amended to include, in addition to the Premises as described in the Lease, the Additional Third Floor Expansion Premises,
                  (ii) the Additional Third Floor Expansion Premises shall be deemed to be part of the Premises for all purposes of the Lease, and (iii) Lessee's Share shall be adjusted to include the Additional Third Floor Expansion Premises in the Premises.

         (b) The Additional Third Floor Expansion Premises will be delivered broom clean, but otherwise in the condition in which the same are redelivered to Lessor by the previous tenant thereof, and Lessee hereby agrees to accept said Premises in their "as is" condition on the Effective Date. Lessor shall have no obligation to perform any demolition or construction in the Additional Third Floor Expansion Premises in preparation for Lessee's use and occupancy thereof. All such demolition and

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                  construction shall be performed by Lessee, at its sole cost and expense, in accordance with the provisions of the Lease applicable to Alterations except that, Lessor will provide Lessee a Tenant Improvement Allowance of ten ($10) dollars per square foot or $68,060. Said amount to be paid after such time that Lessee has provided documentation of expenditures totaling said amount.

         2. TERM. (a) The Term of the Lease with respect to the Additional Third Floor Expansion Premises shall commence on the Effective Date, and shall expire on the last day of the Term as provided in the Lease, unless the Term is sooner terminated as provided in the Lease.

         (b) If Lessee exercises an Extension Option in accordance with the provisions of the Lease, the Term shall be extended with respect to the Additional Third Floor Expansion Premises on the same terms and conditions as are provided in the Lease with respect to the Premises except that the Basic Rent due and payable on account of the Additional Third Floor Expansion Premises for each Lease Year in an Extension Term shall be as set forth in Section 3 below. Notwithstanding the foregoing, Lessee shall not be entitled to exercise an Extension Option with respect to the Additional Third Floor Expansion Premises unless Lessee or a permitted sublessee or assignee of the type described in Section 8(J) of the Lease is actually occupying the entire Third Floor Premises as of both the date on which Lessee purports to exercise an Extension Option and the first day of the corresponding Extension Term.

         3. RENT: (a) From and after the Effective Date, Lessee shall pay on account of the Additional Third Floor Expansion Premises Basic Rent at the rate of $32.00 per square foot of rentable area thereof per Lease Year for each Lease Year in the Initial Term.

         (b) Lessee shall pay as Basic Rent on account of the Additional Third Floor Expansion Premises for each Lease Year in an Extension Term (if Lessee exercises an Extension Option in accordance with the requirements of the Lease), an amount equal to ninety percent (90%) of the Fair Market Rent thereof, but in no event will Basic Rent be less than the amount payable on account of the Additional Third Floor Expansion Premises during the immediately preceding Lease Year.

         (c) Basic Rent on account of the Additional Third Floor Expansion Premises shall be paid in equal monthly installments in the manner and at the times provided in the Lease for the payment of Basic Rent. In addition to the Basic Rent, from and after the Effective Date, Lessee shall pay all Additional Rent attributable to or related to the Additional Third Floor Expansion Premises, including, without limitation, Taxes and Operating Expenses.

         4. ELECTRIC SERVICE. From and after the Effective Date, the provisions of Section 6.0 of the Lease shall apply with respect to the Additional Third Floor Expansion Premises.

         5. PARKING. Effective as of the Effective Date, Lessor shall lease to Lessee, and Lessee shall lease from Lessor, an additional seven (7) On-Site Parking Spaces, subject to the provisions of Section 9.0 of the Lease, except that Lessee shall pay for each On-Site Parking Space so leased, as Additional Rent, in advance on the first calendar day of each month, $135 per month for the remainder of the Term.

         6. PERMITTED USES. The Additional Third Floor Expansion Premises shall be used only for the Permitted Uses applicable to the portions of the Premises other than the Basement Space as set forth in the Lease.

         7.       SECURITY DEPOSIT: Not Applicable

         8. NO BROKERS: Lessor and Lessee each represents to the other that is has dealt with no brokers in connection with this Amendment, and each agrees to indemnify and hold the other party harmless from and against any claims for commissions or fees by any person by reason of any act of the indemnifying party or its representatives.

         9. NOTICE OF AMENDMENT TO LEASE: Either party shall, at the request of the other, execute and acknowledge a Notice of Amendment to Lease in mutually satisfactory form.

         10. AUTHORITY. Contemporaneously with its execution of this Amendment, Lessee shall furnish to Lessor a certified copy of the resolution of the Board of Directors of Lessee authorizing Lessee to enter into this Amendment and to execute and acknowledge the aforementioned Notice of Amendment to Lease.

         11. GENERAL. This amendment constitutes the entire agreement of the parties with respect to its subject matter, and no oral statement or prior written matter shall have any force or effect. This Amendment shall not be modified or canceled except by writing subscribed to by all parties. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The captions of the several paragraphs in this Amendment are for convenience only and shall not be considered in construing this Amendment.


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In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and not amended.

         EXECUTED UNDER SEAL as of the date set forth above.

Date:  2/7/00                                     MASSACHUSETTS INSTITUTE OF
                                                  TECHNOLOGY

                                                  By: /s/ ALLAN S. BUFFERD
                                                      --------------------
                                                      Allan S. Bufferd
                                                      Treasurer
                                                      Hereunto duly authorized

Date:  2/4/00                                     MILLENNIUM PHARMAEUTICALS,
                                                  INC.

                                                  By: /s/ KEVIN STARR

                                                      Duly Authorized Signatory